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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2004
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                                IBT Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Michigan
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                 (State or other jurisdiction of incorporation)

            O-18415                                    38-2830092
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   (Commission File Number)                 (IRS Employer Identification No.)


200 East Broadway, Mount Pleasant, Michigan              48858
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  (Address of principal executive offices)             (Zip code)

                                 (989) 772-9471
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              (Registrant's telephone number, including area code)









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FORM 8-K
IBT BANCORP, INC.


Item 5.  Other Events and Regulation FD Disclosure

         IBT Bancorp, Inc. announced on June 4, 2004 that at a meeting of the Board of Directors held on March 30, 2004, David J. Maness was appointed to the Board of Directors for a term that will expire in March 2006. The full text of the press release is attached as Exhibit 99.1.

         Also, on June 4, 2004, IBT Bancorp, Inc. announced the retirement of Dr. Frederick L. Bradford from the Bancorp. The full text of the press release is attached as Exhibit 99.2.

         The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Mt. Pleasant, State of Michigan, on June 4, 2004.

                                    IBT Bancorp, Inc.
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                                   By:  /s/ Dennis P. Angner
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                                            Dennis P. Angner, President and
                                            Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION

EX-99.1             IBT Bancorp, Inc. Press Release dated June 4, 2004

EX-99.2             IBT Bancorp, Inc. Press Release dated June 4, 2004